UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2014

INTERNET AMERICA, INC.

(Exact name of registrant as specified in its charter)

Texas	001-25147	86-0778979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Rothway Street, Suite 100 Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 968-2500

                                                    N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2014, the Board of Directors (the “Board”) of Internet America, Inc. (the “Company”) approved the Third Amendment to the Bylaws of the Company (the “Third Bylaws Amendment”), which amended Article Two, Section 2.01 of the Bylaws of the Company, providing more flexibility to the Board to designate the date and time of the annual meetings of shareholders. A copy of the Third Bylaws Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

As previously reported, on March 19, 2014, the Company received a letter from Mr. Jeffrey G. Korn, Secretary of Crexendo, Inc. (“Crexendo”), on behalf of the Board of Directors of Crexendo expressing Crexendo’s interest in acquiring all of the outstanding shares of stock of the Company. Also as previously reported, the Board has engaged a financial advisor, GulfStar Group, Inc., to assist the Board in evaluating the Company’s strategic alternatives in light of Crexendo’s expressed interest.

As stated in Crexendo’s letter to the Company of March 19, 2014, “while we continue to be hopeful that we can work cooperatively toward a transaction we are determined to take every appropriate action to pursue the proposed transaction.” On April 11, 2014, the Company received another letter from Mr. Korn, this time purportedly on behalf of Mr. Steven G. Mihaylo, Crexendo’s CEO and largest shareholder, requesting the Company to call an annual meeting for the purpose of electing its Board of Directors.

The Board of Directors of the Company believes that in light of the current direction of the Company to evaluate strategic alternatives, that the time and expense involved with preparation of the regulatory filings required to call and hold an annual meeting would not be the best use of the Company’s assets. In the event that following the recommendation of the Company’s financial advisor it is determined by the Board that a strategic alternative is not available to or in the best interests of the Company, then the Board intends to promptly call an annual meeting of shareholders pursuant to Article Two, Section 2.01 of the Bylaws, as amended by the Third Bylaws Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Third Amendment to the Bylaws of Internet America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2014

INTERNET AMERICA, INC.

By:	/s/ William E. Ladin, Jr.
Name:	William E. Ladin, Jr.
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amendment to the Bylaws of Internet America, Inc.

.